                                                                   EXHIBIT 10(g)

                             DIGI INTERNATIONAL INC.
                             2000 OMNIBUS STOCK PLAN
                          AS AMENDED AND RESTATED AS OF
                                JANUARY 22, 2003

                       (EFFECTIVE AS OF NOVEMBER 6, 2000)

         1. Purpose. The purpose of the Digi International Inc. 2000 Omnibus Stock Plan (the "Plan") is to promote the interests of the Company and its stockholders by providing key personnel of the Company and its Affiliates with an opportunity to acquire a proprietary interest in the Company and reward them for achieving a high level of corporate performance and thereby develop a stronger incentive to put forth maximum effort for the continued success and growth of the Company and its Affiliates. In addition, the opportunity to acquire a proprietary interest in the Company will aid in attracting and retaining key personnel of outstanding ability. The Plan is also intended to provide Outside Directors with an opportunity to acquire a proprietary interest in the Company, to compensate Outside Directors for their contribution to the Company and to aid in attracting and retaining Outside Directors.

         2. Definitions.

                  2.1 The capitalized terms used elsewhere in the Plan have the meanings set forth below.

                           (a) "Affiliate" means any corporation that is a
                  "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Code Sections 424(e) and (f), or any successor provisions, and, for purposes other than the grant of Incentive Stock Options, any joint venture in which the Company or any such "parent corporation" or "subsidiary corporation" owns an equity interest.

                           (b) "Agreement" means a written contract (i)
                  consistent with the terms of the Plan entered into between the Company or an Affiliate and a Participant and (ii) containing the terms and conditions of an Award in such form and not inconsistent with the Plan as the Committee shall approve from time to time, together with all amendments thereto, which amendments may be unilaterally made by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and not required as a matter of law.

                           (c) "Award" or "Awards" means a grant made under the
                  Plan in the form of Restricted Stock, Options, Stock Appreciation Rights, Performance Units, Stock or any other stock-based award.

                           (d) "Board" means the Board of Directors of the
                  Company.

                           (e) "Code" means the Internal Revenue Code of 1986,
                  as amended and in effect from time to time or any successor statute.

                           (f) "Committee" means two or more Non-Employee
                  Directors designated by the Board to administer the Plan under Plan Section 3.1 and constituted so as to permit grants thereby to comply with Exchange Act Rule 16b-3 and Code
                  Section 162(m).

                           (g) "Company" means Digi International Inc., a
                  Delaware corporation, or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.

                           (h) "Effective Date" means the date specified in Plan
                  Section 12.1.

                           (i) "Employee" means an employee (including an
                  officer or director who is also an employee) of the Company or an Affiliate.

                           (j) "Exchange Act" means the Securities Exchange Act
                  of 1934, as amended and in effect from time to time or any successor statute.

                           (k) "Exchange Act Rule 16b-3" means Rule 16b-3
                  promulgated by the Securities and Exchange Commission under the Exchange Act, as now in force and in effect from time to time or any successor regulation.

                           (l) "Fair Market Value" as of any date means, unless
                  otherwise expressly provided in the Plan:

                                    (i) the closing sale price of a Share on the
                           date immediately preceding that date or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred

                                             (A) on the composite tape for New
                                    York Stock Exchange listed shares, or

                                             (B) if the Shares are not quoted on
                                    the composite tape for New York Stock
                                    Exchange listed shares, on the principal
                                    United States Securities Exchange registered under the Exchange Act on which the Shares are listed, or

                                             (C) if the Shares are not listed on
                                    any such exchange, on the National
                                    Association of Securities Dealers, Inc.
                                    Automated Quotations National Market System or any system then in use, or

                                    (ii) if clause (i) is inapplicable, the mean
                           between the closing "bid" and the closing "asked" quotation of a Share on the date immediately preceding that date, or, if no closing bid or asked quotation is made on that date, on the next preceding day on which a closing bid and asked quotation is made, on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or

                                    (iii) if clauses (i) and (ii) are
                           inapplicable, what the Committee determines in good faith to be 100% of the fair market value of a Share on that date, using such criteria as it shall determine, in its sole discretion, to be appropriate for valuation.

                           However, if the applicable securities exchange or
                  system has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, whether the grant of an Award, the exercise of an Option or Stock Appreciation Right or otherwise, all references in this paragraph to the "date immediately preceding that date" shall be deemed to be references to "that date." In the case of an Incentive Stock Option, if this determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with those regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Plan Section 16.

                           (m) "Fundamental Change" means a dissolution or
                  liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

                           (n) "Incentive Stock Option" means any Option
                  designated as such and granted in accordance with the requirements of Code Section 422 or any successor provision.

                           (o) "Insider" as of a particular date means any
                  person who, as of that date is an officer of the Company as defined under Exchange Act Rule 16a-1(f) or its successor provision.

                           (p) "Non-Employee Director" means a member of the
                  Board who is considered a non-employee director within the meaning of Exchange Act Rule 16b-3(b)(3) or its successor provision and an outside director for purposes of Code Section 162(m).

                           (q) "Non-Statutory Stock Option" means an Option
                  other than an Incentive Stock Option.

                           (r) "Option" means a right to purchase Stock,
                  including both Non-Statutory Stock Options and Incentive Stock Options.

                           (s) "Outside Director" means a director who is not an
                  Employee.

                           (t) "Participant" means a person or entity to whom an
                  Award is or has been made in accordance with the Plan.

                           (u) "Performance Cycle" means the period of time as
                  specified in an Agreement over which Performance Units are to be earned.

                           (v) "Performance Units" means an Award made pursuant
                  to Plan Section 11.

                           (w) "Plan" means this Digi International Inc. 2000
                  Omnibus Stock Plan, as may be amended and in effect from time to time.

                           (x) "Restricted Stock" means Stock granted under Plan
                  Section 7 so long as such Stock remains subject to one or more restrictions.

                           (y) "Section 16" or "Section 16(b)" means Section 16
                  or Section 16(b), respectively, of the Exchange Act or any successor statute and the rules and regulations promulgated thereunder as in effect and as amended from time to time.

                           (z) "Share" means a share of Stock.

                           (aa) "Stock" means the common stock, par value $.01
                  per share, of the Company.

                           (bb) "Stock Appreciation Right" means a right, the
                  value of which is determined in relation to the appreciation in value of Shares pursuant to an Award granted under Plan
                  Section 10.

                           (cc) "Subsidiary" means a "subsidiary corporation,"
                  as that term is defined in Code Section 424(f) or any successor provision.

                           (dd) "Successor" with respect to a Participant means
                  the legal representative of an incompetent Participant, and if the Participant is deceased the estate of the Participant or the person or persons who may, by bequest or inheritance, or pursuant to the terms of an Award, acquire the right to exercise an Option or Stock Appreciation Right or to receive cash and/or Shares issuable in satisfaction of an Award in the event of the Participant's death.

                           (ee) "Term" means the period during which an Option
                  or Stock Appreciation Right may be exercised or the period during which the restrictions or terms and conditions placed on Restricted Stock or any other Award are in effect.

                           (ff) "Transferee" means any member of the
                  Participant's immediate family (i.e., his or her children, step-children, grandchildren and spouse) or one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners.

                  2.2 Gender and Number. Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

         3. Administration and Indemnification.

                  3.1 Administration.

                           (a) The Committee shall administer the Plan. The
                  Committee shall have exclusive power to (i) make Awards, (ii) determine when and to whom Awards will be granted, the form of each Award, the amount of each Award (except as to the amount of the Outside Director Options pursuant to Plan Section 9.3), and any other terms or conditions of each Award consistent with the Plan, and (iii) determine whether, to what extent and under what circumstances, Awards may be settled, paid or exercised in cash, Shares or other Awards, or other property or canceled, forfeited or suspended. Each Award shall be subject to an Agreement authorized by the Committee. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and acts of a majority of the members present at any meeting at which a quorum is present or the acts unanimously approved in writing by all members of the Committee shall be the acts of the Committee. Notwithstanding the foregoing, the Board shall have the sole and exclusive power to administer the Plan with respect to Awards granted to Outside Directors, including any grants made under Plan Section 9.3(e).

                           (b) Solely for purposes of determining and
                  administering Awards to Participants who are not Insiders, the Committee may delegate all or any portion of its authority under the Plan to one or more persons who are not Non-Employee Directors.

                           (c) To the extent within its discretion and subject
                  to Plan Sections 15 and 16, other than price, the Committee may amend the terms and conditions of any outstanding Award.

                           (d) It is the intent that the Plan and all Awards
                  granted pursuant to it shall be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3, except in such instances as the Committee, in its discretion, may so provide. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3.1(d), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applicable to Insiders to the extent permitted by law and in the manner deemed advisable by the Committee.

                           (e) The Committee's interpretation of the Plan and of
                  any Award or Agreement made under the Plan and all related decisions or resolutions of the Board or Committee shall be final and binding on all parties with an interest therein. Consistent with its terms, the Committee shall have the power to establish, amend or waive regulations to administer the Plan. In carrying out any of its responsibilities, the Committee shall have discretionary authority to construe the terms of the Plan and any Award or Agreement made under the Plan.

                  3.2 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, and any other person to whom the Committee delegates authority under the Plan, shall be indemnified and held harmless by the Company, to the extent permitted by law, against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act, made in good faith, under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided such person shall give the Company an opportunity, at the Company's expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person or persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         4. Shares Available Under the Plan.

                           (a) The number of Shares available for distribution
                  under the Plan shall not exceed 750,000 (subject to adjustment pursuant to Plan Section 16).

                           (b) Any Shares subject to the terms and conditions of
                  an Award under the Plan that are not used because the terms and conditions of the Award are not met may again be used for an Award under the Plan; provided however, that Shares with respect to which a Stock Appreciation Right has been exercised whether paid in cash and/or in Shares may not again be awarded under the Plan.

                           (c) Any unexercised or undistributed portion of any
                  terminated, expired, exchanged, or forfeited Award, or any Award settled in cash in lieu of Shares (except as provided in Plan Section 4(b)) shall be available for further Awards.

                           (d) For the purposes of computing the total number of
                  Shares granted under the Plan, the following rules shall apply to Awards payable in Shares where appropriate:

                                    (i) each Option shall be deemed to be the
                           equivalent of the maximum number of Shares that may be issued upon exercise of the particular Option;

                                    (ii) an Award (other than an Option) payable
                           in some other security shall be deemed to be equal to the number of Shares to which it relates;

                                    (iii) where the number of Shares available
                           under the Award is variable on the date it is granted, the number of Shares shall be deemed to be the maximum number of Shares that could be received under that particular Award; and

                                    (iv) where two or more types of Awards (all
                           of which are payable in Shares) are granted to a Participant in tandem with each other, such that the exercise of one type of Award with respect to a number of Shares cancels at least an equal number of Shares of the other, each such joint Award shall be deemed to be the equivalent of the maximum number of Shares available under the largest single Award.

                           Additional rules for determining the number of Shares
                  granted under the Plan may be made by the Committee as it deems necessary or desirable.

                           (e) No fractional Shares may be issued under the
                  Plan; however, cash shall be paid in lieu of any fractional Share in settlement of an Award.

                           (f) The maximum number of Shares that may be awarded
                  to a Participant in any calendar year in the form of Options is 250,000 and the maximum number of Shares that may be awarded to a Participant in any calendar year in the form of Stock Appreciation Rights is 100,000.


         5. Eligibility. Participation in the Plan shall be limited to Employees and to individuals or entities who are not Employees but who provide services to the Company or an Affiliate, including services provided in the capacity of a consultant, advisor or director. The granting of Awards is solely at the discretion of the Committee, except that Incentive Stock Options may only be granted to Employees and except for certain Awards to Outside Directors pursuant to Plan Section 9.3. References herein to "employed," "employment" or similar terms (except "Employee") shall include the providing of services in any capacity or as a director. Neither the transfer of employment of a Participant between any of the Company or its Affiliates, nor a leave of absence granted to such Participant and approved by the Committee, shall be deemed a termination of employment for purposes of the Plan.


         6. General Terms of Awards.

                  6.1 Amount of Award. Each Agreement shall set forth the number of Shares of Restricted Stock, Stock or Performance Units subject to the Agreement, or the number of Shares to which the Option subject to the Agreement applies or with respect to which payment upon the exercise of the Stock Appreciation Right subject to the Agreement is to be determined, as the case may be, together with such other terms and conditions applicable to the Award as determined by the Committee acting in its sole discretion.

                  6.2 Term. Each Agreement, other than those relating solely to Awards of Shares without restrictions, shall set forth the Term of the Option, Stock Appreciation Right, Restricted Stock or other Award or the Performance Cycle for the Performance Units, as the case may be. Acceleration of the expiration of the applicable Term is permitted, upon such terms and conditions as shall be set forth in the Agreement, which may, but need not, include, without limitation, acceleration in the event of the Participant's death or retirement. Acceleration of the Performance Cycle of Performance Units shall be subject to Plan Section 11.2.

                  6.3 Transferability. Except as provided in this Section, during the lifetime of a Participant to whom an Award is granted, only that Participant (or that Participant's legal representative) may exercise an Option or Stock Appreciation Right, or receive payment with respect to Performance Units or any other Award. No Award of Restricted Stock (before the expiration of the restrictions), Options, Stock Appreciation Rights or Performance Units or other Award may be sold, assigned, transferred, exchanged or otherwise encumbered other than to a Successor in the event of a Participant's death or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder; any attempted transfer in violation of this Section 6.3 shall be of no effect. Notwithstanding the immediately preceding sentence, the Committee, in an Agreement or otherwise at its discretion, may provide that the Award (other than Incentive Stock Options) may be transferable to a Transferee if the Participant does not receive any consideration for the transfer. Any Award held by a Transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer thereof to the Transferee. For purposes of any provision of the Plan relating to notice to a Participant or to acceleration or termination of an Award upon the death, disability or termination of employment of a Participant (or, in the case of Plan
         Section 9.3, an Outside Director) the references to "Participant" (or "Outside Director") shall mean the original grantee of an Award and not any Transferee.


                  6.4 Termination of Employment. Except as otherwise determined by the Committee or provided by the Committee in an Agreement, in case of a Participant's termination of employment, the following provisions shall apply:


                           (a) Options and Stock Appreciation Rights.

                           (i) If a Participant's employment or other relationship with the Company and its Affilitates terminates because of the Participant's death, then any Option or Stock Appreciation Right that has not expired or been terminated shall become exercisable in full if the Participant's employment or other relationship with the Company and its Affiliates has been continuous between the date the Option or Stock Appreciation Right was granted and a date not more than three months prior to such death, and may be exercised by the Participant's Successor at any time, or from time to time, within one year after the date of the Participant's death.

                           (ii) If a Participant's employment or other relationship with the Company and its Affiliates terminates because the Participant is disabled (within the meaning of Section 22(e)(3) of the Code), then any Option or Stock Appreciation Right that has not expired or been terminated shall become exercisable in full if the Participant's employment or other relationship with the Company and its Affiliates has been continuous between the date the Option or Stock Appreciation Right was granted and the date of such disability, and the Participant or the Participant's Successor may exercise such Option or Stock Appreciation Right at any time, or from time to time, within one year after the date of the Participant's disability.

                           (iii) If a Participant's employment terminates for any reason other than death or disability, then any Option or Stock Appreciation Right that has not expired or been terminated shall remain exercisable for three months after termination of the Participant's employment, but, unless otherwise provided in the Agreement, only to the extent that such Option or Stock Appreciation Right was exercisable immediately prior to such Participant's termination of employment; provided, however, that if the Participant is an Outside Director, the Option or Stock Appreciation Right shall remain exercisable until the expiration of the Term after such Outside Director ceases to be a director of the Company but, unless otherwise provided in the Agreement, only to the extent that such Option or Stock Appreciation Right was exercisable immediately prior to such Outside Director ceasing to be a director.

                           (iv) Notwithstanding the foregoing Plan Sections 6.4(a)(i), (ii) and (iii), in no event shall an Option or a Stock Appreciation Right be exercisable after the expiration of the Term of such Award. Any Option or Stock Appreciation Right that is not exercised within the periods set forth in Plan Sections 6.4 (i), (ii) and (iii), except as otherwise provided by the Committee in the Agreement, shall terminate as of the end of the periods described in such Sections.

                            (b) Performance Units. If a Participant's employment
                  or other relationship with the Company and its Affiliates terminates during a Performance Cycle because of death or disability, or under other circumstances provided by the Committee in its discretion in the Agreement or otherwise, the Participant, unless the Committee shall otherwise provide in the Agreement, shall be entitled to a payment with respect to Performance Units at the end of the Performance Cycle based upon the extent to which achievement of performance targets was satisfied at the end of such period (as determined at the end of the Performance Cycle) and prorated for the portion of the Performance Cycle during which the Participant was employed by the Company or its Affiliates. Except as provided in this Section 6.4(b) or in the Agreement, if a Participant's employment or other relationship with the Company and its Affiliates terminates during a Performance Cycle, then such Participant shall not be entitled to any payment with respect to that Performance Cycle.

                           (c) Restricted Stock Awards. Unless otherwise
                  provided in the Agreement, in case of a Participant's death or disability, the Participant shall be entitled to receive a number of Shares of Restricted Stock under outstanding Awards that has been prorated for the portion of the Term of the Awards during which the Participant was employed by the Company and its Affiliates, and, with respect to such Shares, all restrictions shall lapse. Any Shares of Restricted Stock as to which restrictions do not lapse under the preceding sentence shall terminate at the date of the Participant's termination of employment and such Shares of Restricted Stock shall be forfeited to the Company.

                  6.5 Rights as Stockholder. Each Agreement shall provide that a Participant shall have no rights as a stockholder with respect to any securities covered by an Award unless and until the date the Participant becomes the holder of record of the Stock, if any, to which the Award relates.

         7. Restricted Stock Awards.

                           (a) An Award of Restricted Stock under the Plan shall
                  consist of Shares subject to restrictions on transfer and conditions of forfeiture, which restrictions and conditions shall be included in the applicable Agreement. The Committee may provide for the lapse or waiver of any such restriction or condition based on such factors or criteria as the Committee, in its sole discretion, may determine.

                           (b) Except as otherwise provided in the applicable
                  Agreement, each Stock certificate issued with respect to an Award of Restricted Stock shall either be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, or bear such legends with respect to the restricted nature of the Restricted Stock evidenced thereby as shall be provided for in the applicable Agreement.

                           (c) The Agreement shall describe the terms and
                  conditions by which the restrictions and conditions of forfeiture upon awarded Restricted Stock shall lapse. Upon the lapse of the restrictions and conditions, Shares free of restrictive legends, if any, relating to such restrictions shall be issued to the Participant or a Successor or Transferee.

                           (d) A Participant or a Transferee with a Restricted
                  Stock Award shall have all the other rights of a stockholder including, but not limited to, the right to receive dividends and the right to vote the Shares of Restricted Stock.

                           (e) No more than 100,000 of the total number of
                  Shares available for Awards under the Plan shall be issued during the term of the Plan as Restricted Stock. This limitation shall be calculated pursuant to the applicable provisions of Plan Sections 4 and 16.

         8. Other Awards. The Committee may from time to time grant Stock and other Awards under the Plan including, without limitation, those Awards pursuant to which Shares are or may in the future be acquired, Awards denominated in Stock units, securities convertible into Stock and phantom securities. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of the Plan. The Committee may, at its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions that are consistent with the terms and conditions of the Award to which the Shares relate. No more than 50,000 of the total number of Shares available for Awards under the Plan shall be issued during the term of the Plan in the form of Stock without restrictions.

         9. Stock Options.

                  9.1 Terms of All Options.

                           (a) An Option shall be granted pursuant to an
                  Agreement as either an Incentive Stock Option or a Non-Statutory Stock Option. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the Agreement, but shall not be less than 50% of the Fair Market Value of a Share as of the date the Option is granted (except as provided in Plan Sections 9.2 and 19).

                           (b) The purchase price of the Shares with respect to
                  which an Option is exercised shall be payable in full at the time of exercise, provided that to the extent permitted by law, the Agreement may permit some or all Participants to simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from the sale as payment of the purchase price of the Shares. The purchase price may be payable in cash, by delivery or tender of Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased pursuant to the Option, or a combination thereof, as determined by the Committee, but no fractional Shares will be issued or accepted. Provided, however, that a Participant exercising a stock option shall not be permitted to pay any portion of the purchase price with Shares if, in the opinion of the Committee, payment in such manner could have adverse financial accounting consequences for the Company.

                           (c) The Committee may provide, in an Agreement or
                  otherwise, that a Participant who exercises an Option and pays the Option price in whole or in part with Shares then owned by the Participant will be entitled to receive another Option covering the same number of shares tendered and with a price of no less than Fair Market Value on the date of grant of such additional Option ("Reload Option"). Unless otherwise provided in the Agreement, a Participant, in order to be entitled to a Reload Option, must pay with Shares that have been owned by the Participant for at least the preceding 180 days.

                           (d) Each Option shall be exercisable in whole or in
                  part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after the expiration of its Term. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated.

                  9.2 Incentive Stock Options. In addition to the other terms and conditions applicable to all Options:

                           (i) the purchase price of each Share subject to an
                  Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share as of the date the Incentive Stock Option is granted if this limitation is necessary to qualify the Option as an Incentive Stock Option (except as provided in Plan Section 19);

                           (ii) the aggregate Fair Market Value (determined as
                  of the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under the Plan and all other incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code) if this limitation is necessary to qualify the Option as an Incentive Stock Option and to the extent an Option or Options granted to a Participant exceed this limit the Option or Options shall be treated as a Non-Statutory Stock Option;

                           (iii) an Incentive Stock Option shall not be
                  exercisable more than 10 years after the date of grant (or such other limit as may be required by the Code) if this limitation is necessary to qualify the Option as an Incentive Stock Option;

                           (iv) the Agreement covering an Incentive Stock Option
                  shall contain such other terms and provisions that the Committee determines necessary to qualify this Option as an Incentive Stock Option; and

                           (v) notwithstanding any other provision of the Plan
                  to the contrary, no Participant may receive an Incentive Stock Option under the Plan if, at the time the Award is granted, the Participant owns (after application of the rules contained in Code Section 424(d), or its successor provision), Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries, unless (i) the option price for that Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to that Incentive Stock Option on the date of grant and (ii) that Option is not exercisable after the date five years from the date that Incentive Stock Option is granted.

                  9.3 Terms and Conditions of Outside Director Options. This
         Section 9.3 shall apply from and after the earlier of the date of termination of the Digi International Inc. Stock Option Plan or the date on which no Shares remain available for issuance thereunder.


                           (a) Outside Director Option Grants. Subject to the
                  terms and conditions of the Plan, the Committee shall grant Options to each Outside Director who is not on the date such Option would be granted the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 5% of the outstanding Shares, on the terms and conditions set forth in this Section 9.3. During the term of the Plan and provided that sufficient Shares are available pursuant to Plan Section 4:

                           (i) each person who is elected to be an Outside Director and who was not at any time previously a director of the Company shall be granted a Non-Statutory Stock Option. The date such person is elected to be an Outside Director of the Company shall be the date of grant for such Options granted pursuant to this Section 9.3(a)(i). The number of Shares covered by each such Option shall be 7,500;

                           (ii) each person who is an Outside Director at the conclusion of an Annual Meeting of Stockholders shall be granted a Non-Statutory Stock Option on the date of such Annual Meeting of Stockholders. The date of such Annual Meeting of Stockholders shall also be the date of grant for Options granted pursuant to this Section 9.3(a)(ii). The number of Shares covered by each such Option shall be 2,500;

                           (iii) each person who is elected to be an Outside Director between Annual Meetings of Stockholders shall be granted a Non-Statutory Stock Option. The date such person is elected to be an Outside Director of the Company by the Board shall be the date of grant for such Options granted pursuant to this Section 9.3(a)(iii). The number of Shares covered by each such Option shall be 2,500 multiplied by a fraction, the numerator of which shall be 12 minus the number of whole 30-day months that have elapsed from the date of the most recent Annual Meeting of Stockholders to the date such person is elected to be an Outside Director, and the denominator of which shall be 12;

                           (iv) each person who is an Outside Director at the conclusion of an Annual Meeting of Stockholders may elect in writing to be granted a Non-Statutory Stock Option on the date of such Annual Meeting of Stockholders in lieu of all cash compensation to which such Outside Director would be entitled for the Board year of the Company commencing with such Annual Meeting of Stockholders. The date of such Annual Meeting of Stockholders shall also be the date of grant for Options granted pursuant to this Section 9.3(a)(iv). The number of Shares covered by each such Option shall be 9,500. Any such election by an Outside Director shall be subject to prior approval by the Committee; and

                           (v) each person who is elected to be an Outside Director between Annual Meetings of Stockholders may elect in writing to be granted a Non-Statutory Stock Option in lieu of all cash compensation to which such Outside Director would otherwise be entitled for the period commencing with the date such person is elected to be an Outside Director of the Company by the Board and ending on the date of the next Annual Meeting of Stockholders. The date such person is elected to be an Outside Director of the Company by the Board shall be the date of grant for such Options granted pursuant to this Section 9.3(a)(v). The number of Shares covered by each such Option shall be 9,500 multiplied by a fraction, the numerator of which shall be 12 minus the number of whole 30-day months that have elapsed from the date of the most recent Annual Meeting of Stockholders to the date such person is elected to be an Outside Director, and the denominator of which shall be 12. Such election by an Outside Director shall be subject to prior approval by the Committee.


                           (b) Exercise Price of Outside Director Options. The
                  purchase price of each Share subject to an Option granted to an Outside Director pursuant to this Section 9.3 shall be the Fair Market Value of a Share on the date of grant.


                           (c) Vesting of Outside Director Options.


                           (i) Subject to the provisions of Plan Sections 9.3(d) and (e), (x) options granted to Outside Directors pursuant to Plan Sections 9.3(a)(ii) and (iv) and (y) options granted to Outside Directors pursuant to Plan
                                    Section 9.3(a)(i) if the date of grant of such Options is the date of an Annual Meeting of Stockholders shall vest and become exercisable in accordance with the following schedule:

                           Annual Meeting                  Cumulative Percentage
                           of Stockholders                  Becoming Exercisable
                        ---------------------              ---------------------
                        One Year After Grant                        50%
                        Two Years After Grant                       100%


                           (ii) Subject to the provisions of Plan Sections 9.3(d) and (e), (x) the options granted to Outside Directors pursuant to Plan Sections 9.3(a)(iii) and (v) and (y) options granted to Outside Directors pursuant to Plan
                                    Section 9.3(a)(i) if the date of grant of such Options is a date other than the date of an Annual Meeting of Stockholders shall vest and become exercisable in accordance with the following schedule:

                        Anniversary of the                 Cumulative Percentage
                          Date of Grant                    Becoming Exercisable
                        ---------------------              ---------------------

                        One Year After Grant                        50%
                        Two Years After Grant                      100%


                           (d) Accelerated Vesting of Outside Director Options.
                  Notwithstanding the vesting schedules set forth in Plan
                  Section 9.3(c), an Option held by an Outside Director shall vest and become immediately exercisable upon the latest of (i) the date on which such Outside Director attains 62 years of age, (ii) the date on which such Outside Director has completed five years of Service (as hereinafter defined) and
                  (iii) the first anniversary of the date of grant of such Option or, if applicable, the Annual Meeting of Stockholders next succeeding the Annual Meeting at which such Option was granted. Any Option granted to an Outside Director on or after the first accelerated vesting date for such Outside Director shall automatically vest on the Annual Meeting of Stockholders next succeeding the Annual Meeting at which such Option was granted. As used herein, "Service" shall mean service to the Company or an Affiliate in the capacity of any advisor, consultant, employee, officer or director, and Service as a director from an Annual Meeting of Stockholders to the next succeeding Annual Meeting shall constitute a year of Service, notwithstanding that such period may actually be more or less than one year.

                           (e) Non-exclusivity of Section 9.3. The provisions of
                  this Section 9.3 are not intended to be exclusive; the Committee, in its discretion, may grant Options or other Awards to an Outside Director.

         10. Stock Appreciation Rights. An Award of a Stock Appreciation Right shall entitle the Participant (or a Successor or Transferee), subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified price that shall not be less than 100% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted in connection with part or all of, in addition to, or completely independent of an Option or any other Award under the Plan. If issued in connection with a previously or contemporaneously granted Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels a pro rata portion of the Option with which it is connected and vice versa. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the Agreement. No Stock Appreciation Right shall be exercisable at any time after the expiration of its Term. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. Upon exercise of a Stock Appreciation Right, payment to the Participant or a Successor or Transferee shall be made at such time or times as shall be provided in the Agreement in the form of cash, Shares or a combination of cash and Shares as determined by the Committee. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Shares) may be made in the event of the exercise of a Stock Appreciation Right.

         11. Performance Units.

                  11.1 Initial Award.

                           (a) An Award of Performance Units under the Plan
                  shall entitle the Participant or a Successor or Transferee to future payments of cash, Shares or a combination of cash and Shares, as determined by the Committee, based upon the achievement of pre-established performance targets. These performance targets may, but need not, include, without limitation, targets relating to one or more of the Company's or a group's, unit's, Affiliate's or an individual's performance. The Agreement may establish that a portion of a Participant's Award will be paid for performance that exceeds the minimum target but falls below the maximum target applicable to the Award. The Agreement shall also provide for the timing of the payment.

                           (b) Following the conclusion or acceleration of each
                  Performance Cycle, the Committee shall determine the extent to which (i) performance targets have been attained, (ii) any other terms and conditions with respect to an Award relating to the Performance Cycle have been satisfied and (iii) payment is due with respect to an Award of Performance Units.

                  11.2 Acceleration and Adjustment. The Agreement may permit an acceleration of the Performance Cycle and an adjustment of performance targets and payments with respect to some or all of the Performance Units awarded to a Participant, upon the occurrence of certain events, which may, but need not include, without limitation, a Fundamental Change, a recapitalization, a change in the accounting practices of the Company, a change in the Participant's title or employment responsibilities, the Participant's death or retirement or, with respect to payments in Shares with respect to Performance Units, a reclassification, stock dividend, stock split or stock combination as provided in Plan Section 16. The Agreement also may provide for a limitation on the value of an Award of Performance Units that a Participant may receive.

         12. Effective Date and Duration of the Plan.

                  12.1 Effective Date. The Plan shall become effective as of November 6, 2000, provided that the Plan is approved by the requisite vote of stockholders at the January 2001 Annual Meeting of Stockholders or any adjournment thereof.

                  12.2 Duration of the Plan. The Plan shall remain in effect until all Stock subject to it shall be distributed, all Awards have expired or lapsed, the Plan is terminated pursuant to Plan Section 15, or November 6, 2010 (the "Termination Date"); provided, however, that Awards made before the Termination

         Date may be exercised, vested or otherwise effectuated beyond the Termination Date unless limited in the Agreement or otherwise. No Award of an Incentive Stock Option shall be made more than 10 years after the Effective Date (or such other limit as may be required by the Code) if this limitation is necessary to qualify the Option as an Incentive Stock Option. The date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which the Award is made or granted.

         13. Plan Does Not Affect Employment Status.

                           (a) Status as an eligible Employee shall not be
                  construed as a commitment that any Award will be made under the Plan to that eligible Employee or to eligible Employees generally.

                           (b) Nothing in the Plan or in any Agreement or
                  related documents shall confer upon any Employee or Participant any right to continue in the employment of the Company or any Affiliate or constitute any contract of employment or affect any right that the Company or any Affiliate may have to change such person's compensation, other benefits, job responsibilities, or title, or to terminate the employment of such person with or without cause.

         14. Tax Withholding. The Company shall have the right to withhold from any cash payment under the Plan to a Participant or other person (including a Successor or a Transferee) an amount sufficient to cover any required withholding taxes. The Company shall have the right to require a Participant or other person receiving Shares under the Plan to pay the Company a cash amount sufficient to cover any required withholding taxes before actual receipt of those Shares. In lieu of all or any part of a cash payment from a person receiving Shares under the Plan, the Committee may permit the individual to cover all or any part of the required withholdings through a reduction of the number of Shares delivered or delivery or tender return to the Company of Shares held by the Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under the applicable laws.

         15. Amendment, Modification and Termination of the Plan.

                  (a) The Board may at any time and from time to time terminate, suspend or modify the Plan. Except as limited in (b) below, the Committee may at any time alter or amend any or all Agreements under the Plan to the extent permitted by law.

                  (b) No termination, suspension, or modification of the Plan will materially and adversely affect any right acquired by any Participant or Successor or Transferee under an Award granted before the date of termination, suspension, or modification, unless otherwise agreed to by the Participant in the Agreement or otherwise, or required as a matter of law; but it will be conclusively presumed that any adjustment for changes in capitalization provided for in Plan Sections
         11.2 or 16 does not adversely affect these rights.

         16. Adjustment for Changes in Capitalization. Subject to any required action by the Company's stockholders, appropriate adjustments, so as to prevent enlargement of rights or inappropriate dilution -- (i) in the aggregate number and type of Shares available for Awards under the Plan, (ii) in the limitations on the number of Shares that may be issued to an individual Participant as an Option or a Stock Appreciation Right in any calendar year or that may be issued in the form of Restricted Stock or Shares without restrictions, (iii) in the number and type of Shares and amount of cash subject to Awards then outstanding,
(iv) in the Option price as to any outstanding Options and, (v) subject to Plan
Section 11.2, in outstanding Performance Units and payments with respect to outstanding Performance Units -- may be made by the Committee in its sole discretion to give effect to adjustments made in the number or type of Shares through a Fundamental Change (subject to Plan Section 17), recapitalization, reclassification, stock dividend, stock split, stock combination or other relevant change, provided that fractional Shares shall be rounded to the nearest whole Share.

         17. Fundamental Change. In the event of a proposed Fundamental Change, the Committee may, but shall not be obligated to:

                  (a) if the Fundamental Change is a merger or consolidation or statutory share exchange, make appropriate provision for the protection of the outstanding Options and Stock Appreciation Rights by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation; or

                  (b) at least ten days before the occurrence of the Fundamental Change, declare, and provide written notice to each holder of an Option or Stock Appreciation Right of the declaration, that each outstanding Option and Stock Appreciation Right, whether or not then exercisable, shall be canceled at the time of, or immediately before the occurrence of the Fundamental Change in exchange for payment to each holder of an Option or Stock Appreciation Right, within ten days after the Fundamental Change, of cash equal to (i) for each Share covered by the canceled Option, the amount, if any, by which the Fair Market Value (as defined in this Section) per Share exceeds the exercise price per Share covered by such Option or (ii) for each Stock Appreciation Right, the price determined pursuant to Section 10, except that Fair Market Value of the Shares as of the date of exercise of the Stock Appreciation Right, as used in clause (i) of Plan Section 10, shall be deemed to mean Fair Market Value for each Share with respect to which the Stock Appreciation Right is calculated determined in the manner hereinafter referred to in this Section. At the time of the declaration provided for in the immediately preceding sentence, each Stock Appreciation Right and each Option shall immediately become exercisable in full and each person holding an Option or a Stock Appreciation Right shall have the right, during the period preceding the time of cancellation of the Option or Stock Appreciation Right, to exercise the Option as to all or any part of the Shares covered thereby or the Stock Appreciation Right in whole or in part, as the case may be. In the event of a declaration pursuant to Plan Section 17(b), each outstanding Option and Stock Appreciation Right granted pursuant to the Plan that shall not have been exercised before the Fundamental Change shall be canceled at the time of, or immediately before, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, no person holding an Option or a Stock Appreciation Right shall be entitled to the payment provided for in this Section 17(b) if such Option or Stock Appreciation Right shall have terminated, expired or been cancelled. For purposes of this Section only, "Fair Market Value" per Share means the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the stockholders of the Company upon the occurrence of the Fundamental Change.

         18. Forfeitures. An Agreement may provide that if a Participant has received or been entitled to payment of cash, delivery of Shares, or a combination thereof pursuant to an Award within six months before the Participant's termination of employment with the Company and its Affiliates, the Committee, in its sole discretion, may require the Participant to return or forfeit the cash and/or Shares received with respect to the Award (or its economic value as of (i) the date of the exercise of Options or Stock Appreciation Rights, (ii) the date of, and immediately following, the lapse of restrictions on Restricted Stock or the receipt of Shares without restrictions, or (iii) the date on which the right of the Participant to payment with respect to Performance Units vests, as the case may be) in the event of certain occurrences specified in the Agreement. The Committee's right to require forfeiture must be exercised within 90 days after discovery of such an occurrence but in no event later than 15 months after the Participant's termination of employment with the Company and its Affiliates. The occurrences may, but need not, include competition with the Company or any Affiliate, unauthorized disclosure of material proprietary information of the Company or any Affiliate, a violation of applicable business ethics policies of the Company or Affiliate or any other occurrence specified in the Agreement within the period or periods of time specified in the Agreement.

         19. Corporate Mergers, Acquisitions, Etc. The Committee may also grant Options, Stock Appreciation Rights, Restricted Stock or other Awards under the Plan in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, restricted stock or other award granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a Subsidiary is a party. The terms and conditions of the substitute Awards may vary from the terms and conditions set forth in the Plan to the extent as the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

         20. Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, its Affiliates, the Committee, nor the Board of Directors shall be deemed to be a trustee of any amounts to be paid under the Plan nor shall anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant or Successor or Transferee. To the extent any person acquires a right to receive an Award under the Plan, this right shall be no greater than the right of an unsecured general creditor of the Company.

         21. Limits of Liability.

                  (a) Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

                  (b) Except as may be required by law, neither the Company nor any member of the Board of Directors or of the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

         22. Compliance with Applicable Legal Requirements. No certificate for Shares distributable pursuant to the Plan shall be issued and delivered unless the issuance of the certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges on which the Company's Shares may, at the time, be listed.

         23. Deferrals and Settlements. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

         24. Other Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

         25. Beneficiary Upon Participant's Death. To the extent that the transfer of a Participant's Award at his or her death is permitted under an Agreement, a Participant's Award shall be transferable at death to the estate or to the person who acquires the right to succeed to the Award by bequest or inheritance.

         26. Requirements of Law.

                  (a) To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Minnesota without regard to its conflicts-of-law principles and shall be construed accordingly.

                  (b) If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not effect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.